Financial Risk Management Objectives and Policies	12 Months Ended
Sep. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial Risk Management Objectives and Policies
6.
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company is exposed to credit risk, liquidity risk, and market risk. The Company’s senior management and Board of Directors oversee management of these risks, which are summarized below.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.

Credit risk arises from the possibility that certain parties will default and be unable to discharge their obligations. The Company has a significant number of customers which minimizes the concentration of credit risk. As of September 30, 2024, the Company had one customer exceeding 10% of receivables. This customer's accounts receivables balance represents 13% of the Company's consolidated accounts receivables balance. The majority of the receivable balance as of September 30, 2024 has since been paid.

The Company routinely assesses the financial strength of its customers through a combination of third-party financial reports, credit monitoring, publicly available information, and direct communication with those customers. The Company establishes payment terms with customers to mitigate credit risk and continues to closely monitor its accounts receivables credit risk exposure. Additionally, the Company has insurance for the majority of its trade receivables to cover losses due to non-payment.

The Company measures the loss allowance for trade receivables at an amount equal to lifetime expected credit losses. The Company measures the loss allowances for other financial assets at an amount equal to 12-month expected credit losses. Loss allowances relating to financial assets are increased in the instance when credit risk increases.

These measures and other measures the Company may adopt to mitigate credit risk, however, may not be successful. In addition, retail consolidation could lead to fewer B2B partners, B2B partners seeking more favorable price, payment or other terms from the Company, and a decrease in the number of stores that carry the Company’s products.

Further, trade and other receivables are categorized by aging as part of the Company’s process of monitoring credit risk. The aging of each receivable is analyzed and considered when estimating the lifetime expected credit loss.

Credit risk exposure by risk rating grades for trade receivables is as follows:

	Weighted-Average Loss Rate	Gross Carrying Amount	Loss Allowance
Current (not past due)	0.0%	88,436	—
1-30 days past due	0.0%	16,315	—
31-60 days past due	0.0%	673	—
61-90 days past due	94.1%	555	(522)
More than 90 days past due	100.0%	1,402	(1,402)
September 30, 2024		107,381	(1,924)
Current (not past due)	0.0%	66,167	—
1-30 days past due	0.0%	15,839	—
31-60 days past due	0.0%	5,848	—
61-90 days past due	30.5%	750	(229)
More than 90 days past due	82.0%	3,090	(2,534)
September 30, 2023		91,694	(2,763)

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s approach managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to satisfy the requirements for business operations, capital expenditures, debt service and general corporate purposes, under normal and stressed conditions. The primary source of liquidity is funds generated by operating activities; the Company also has the option to draw on short-term borrowings and the Revolving Credit Facility (as defined below) as sources of funds for short-term working capital needs. The Company continuously reviews both actual and forecasted cash flows to ensure that the Company has appropriate capital capacity.

The following table summarizes the amount of contractual undiscounted future cash flow requirements as of September 30, 2024:

Contractual obligations by fiscal year	On demand	2025	2026	2027	2028	2029	Thereafter	Total
Interest-bearing loans and borrowings (excluding interest)	—	7,889	7,502	7,134	6,784	506,463	636,805	1,172,577
Tax receivable agreement liability *	504,475	—	—	—	—	—	—	504,475
Interest accrued on interest-bearing loan and borrowings **	—	61,597	57,042	56,294	55,950	45,000	4,564	280,447
Lease liabilities	—	49,304	44,181	29,283	17,230	13,681	67,402	221,081
Derivative liabilities	—	625	—	—	—	—	—	625
Trade and other payables	—	136,280	—	—	—	—	—	136,280
Accrued liabilities	—	29,411	—	—	—	—	—	29,411
Other liabilities	—	3,346	—	—	—	—	—	3,346
Total contractual obligations	504,475	288,452	108,725	92,711	79,964	565,144	708,771	2,348,242

* Tax receivable agreement liability is reflected fully as "On demand" as per the agreement. See Note 16 - Tax Receivable Agreement.

** Interest on loans and borrowings is based on expected forward interest rates.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise foreign exchange risk and interest rate risk.

Foreign exchange risk

As we conduct business and operate internationally, we are exposed to the risk of foreign currency exchange rate fluctuations arising from transactions that are denominated in currencies other than the functional currency of the respective subsidiary. This foreign currency risk is primarily driven by intercompany receivables for inventory as Birkenstock Global Sales GmbH, a subsidiary of ours, transfers inventory from our production sites/logistics centers in Germany to the third-party fulfillment centers of other subsidiaries, for which, in most cases, the intercompany invoices are denominated in the local currency of the receiving entity. We are particularly exposed to fluctuations in the exchange rate of the U.S. Dollar to the Euro because we have a significant presence in the United States. The primary currency giving rise to the risk is the USD.

To monitor and mitigate foreign currency risk, the Company enters into derivative arrangements with flexible currency forwards and currency swaps. The Company continuously monitors foreign currency exchange developments that are relevant to the Company’s operations.

The Tax Receivable Agreement ("TRA") presents an additional foreign exchange risk. The TRA requires payments to be made in USD and for the EUR tranche to be translated to USD at a spot rate determinable on the date of filing the US tax return for the respective fiscal year. At the end of each reporting period, the TRA liability is remeasured to the Company's functional currency, EUR from USD, for both the USD cash flow tranche and any EUR cash flow tranche that has since been translated into USD under the terms of the agreement. The resulting foreign exchange gain or loss is recognized in the statements of comprehensive income (loss). See Note 16 - Tax Receivable Agreement.

Sensitivity analysis for foreign exchange risk

A 10% change of the Euro against the Company’s major currencies would result in the following losses and gains being recognized in the consolidated statements of profit or loss, which would arise on the retranslation of foreign currency denominated assets and liabilities.

	Year ended September 30,
	2024	2023	2022
Change in EUR/USD + 10%	7,187	29,859	34,060
Change in EUR/USD - 10%	(8,784)	(36,495)	(41,629)
Change in EUR/CAD + 10%	(3,061)	2,467	3,851
Change in EUR/CAD - 10%	3,742	(3,015)	(4,707)
Change in EUR/JPY + 10%	(1,461)	(14)	69
Change in EUR/JPY - 10%	1,785	17	(84)

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company had exposure to interest rate risk related to the Company’s Senior Term Facilities Agreement (as defined below). Borrowings made pursuant to the Original Term Loan (as defined below) consisted of a Euro-denominated facility with an original aggregate principal amount of €375.0 million (the "Original EUR Term Loan") and a USD-denominated facility with an original aggregate principal amount of $850.0 million (the "Original USD Term Loan"). The Original EUR Term Loan bore interest based on the Euro Interbank Offered Rate ("EURIBOR"). The Original USD Term Loan bore interest originally based on the LIBOR and later based on the Term SOFR. The Original Term Loan had a maturity of April 30, 2028, but was extinguished and replaced by the term loans under the new Term and Revolving Facilities Agreement (as defined below) effective August 2, 2024. Borrowings under the Term and Revolving Facilities Agreement consist of a €375.0 million Euro-denominated term loan facility (the "New EUR Term Loan") and a $280.0 million USD-denominated term loan facility (the "New USD Term Loan") (collectively, the "New Term Loan"). The New EUR Term Loan and the New USD Term Loan exposes the Company to interest rate risk as the interest is based on the EURIBOR and the Term SOFR, respectively. See Note 16 – Loans and borrowings.

The Company had exposure to interest rate risks related to the Company’s Senior Term Facilities Agreement and to limit the interest rate risk on the Original EUR Term Loan, the Company entered into a derivative contract in the form of an interest cap. The interest cap was designated at inception as a hedging instrument on June 20, 2023. As a result of signing the new Term and Revolving Facilities Agreement in May 2024, the interest cap the application of hedge accounting was terminated. As such, the Company reclassified the cash flow hedge reserve of a cumulative loss of €0.3 million reflected in the accumulated other comprehensive income (loss) in equity through "Finance cost, net." The interest cap continues to be used to limit interest risk on the New EUR Term Loan and is accounted for as a free-standing derivative in "Other assets" with the changes in fair value being accounted for in "Finance cost, net."

The amounts related to the Original EUR Term Loan designated as the hedged item were as follows:

	Nominal value	Carrying value	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness for the period	Change in value of hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss
September 30, 2024	—	—	Loans and borrowings	(1,469)	(1,469)	—
September 30, 2023	375,000	368,701	Loans and borrowings	1,611	1,611	—

Gains and losses from cash flow hedges

	Year ended September 30,
	2024	2023
Gains or losses from changes in fair value of hedging instruments
Recognized in equity	345	(345)
Recognized in profit or loss	—	—
Reclassification from the cash flow hedge reserve to profit or loss
Due to early discontinuation of the hedging relationship	549	—
Due to realization of the hedged item	1,224	272

Changes in the cash flow reserve

	Cash flow hedge reserve
	Hedging reserve	Cost of hedging reserve
October 1, 2022	—	—
Effective portion of changes in fair value	1,611	(2,228)
Amount reclassified to profit or loss	—	272
September 30, 2023	1,611	(1,956)
Effective portion of changes in fair value	(1,469)	41
Amount reclassified to profit or loss	(142)	1,915
Thereof due to early discontinuation of the hedging relationship	(142)	691
Thereof due to realization of the hedged item	—	1,224
September 30, 2024	—	—

For further information see Note 4 – Fair value measurement.

Sensitivity analysis for interest rate risk

A 100 basis points increase in market interest rates for all currencies in which the Company had cash and borrowings would have a negative effect on net profit (loss) in the amount of €7.1 million and €11.6 million for the year ended September 30, 2024, and the year ended September 30, 2023, respectively. A 100 basis points decrease in market interest rates would have an opposite effect of approximately the same amount. The interest rate sensitivity analysis uses nominal values and does not reflect the transaction costs.

Capital management

The Company manages its capital, which consists of equity, short-term borrowings, and long-term debt (the New Term Loan, Revolving Credit Facility and Senior Notes (as defined below)), with the objectives of safeguarding sufficient net working capital over the annual operating cycle and providing sufficient financial resources to grow operations to meet long-term consumer demand. Management targets a ratio of adjusted EBITDA, defined as EBITDA (net profit (loss) for the period before income tax expense / benefit, (finance cost (net), amortization of intangible assets and depreciation of tangible assets), adjusted for the effect of non-recurring items. Refer to Note 5 – Segment information for details on adjustments to EBITDA. The board of directors of the Company monitors the Company’s capital management on a regular basis. The Company continually assesses the adequacy of the Company’s capital structure and capacity and makes adjustments within the context of the Company’s strategy, economic conditions, and risk characteristics of the business.

Please see Note 15 – Loans and borrowings for further information on covenant conditions.